Exhibit 10.3

[FORM OF WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

STAR MOUNTAIN RESOURCES, INC.

CALLABLE WARRANT TO PURCHASE COMMON STOCK

Warrant No.: [●]

Number of Shares of Common Stock: [●]

Date of Issuance: _____________________ (“Issuance Date”)

FOR VALUE RECEIVED, STAR MOUNTAIN RESOURCES, INC., a Nevada corporation (the “Company”), promises to issue in the name of, and sell and deliver to ____________________ (the “Holder”) a certificate or certificates for an aggregate of ______________ shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), upon exercise of this Warrant (the “Warrant”) payment by the Holder of $1.00 per Warrant Share (the “Exercise Price”), with the Exercise Price being subject to adjustment in the circumstances set forth below.

1. Exercise of Warrant; Call for Redemption by Company

A. Exercise Period. The Holder may exercise this Warrant, in whole or in part (but not as to fractional shares), at any time and from time to time commencing on the Issuance Date and ending, subject to an earlier call for redemption by the Company as hereinafter set forth, at 5:30 p.m., Pacific Time, three (3) years thereafter (the “Exercise Period”).

B. Call for Redemption by Company. Commencing at any time after the Issuance Date of this Warrant, if (i) the average closing bid price of the Company’s common stock as quoted on the OTC Markets (or such other national securities exchange on which the Company’s common stock is then listed or quoted for trading) for any 10 consecutive trading days exceeds three dollars ($3.00) (a “Trigger Period”), the Company shall have the right, upon 90 days’ notice to the Holder given not later than ten (10) Trading Days after the conclusion of any such Trigger Period (the “Redemption Notice”), to redeem all of the then outstanding Warrants at a price of $.001 per Warrant (the “Redemption Price”), on the date set forth in the Redemption Notice, but in no event earlier than 30 days following the date of the receipt by the Holder of the Redemption Notice (the “Redemption Date”). The Holder may exercise this Warrant at any time prior to the Redemption Date. Any portion of this Warrant not exercised by 5:30 p.m. (Pacific time) on the Redemption Date shall no longer be exercisable and shall be returned to the Company (and, if not so returned, shall automatically be deemed canceled), and the Company, upon its receipt of the unexercised portion of this Warrant, shall issue therefore in full and complete satisfaction of its obligations under such remaining portion of this Warrant to the Holder an amount equal to the number of shares of Common Stock then issuable hereunder multiplied by the Redemption Price. The Redemption Price shall be mailed to such Holder at its address of record, and the Warrant shall be canceled.

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C. Exercise Procedure.

i. This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the “Exercise Date”):

a. a completed Exercise Agreement, in the form attached hereto as Exhibit 1, executed by the Holder (the “Purchaser”); and

b. a certified check or other manner of payment acceptable to the Company in an amount equal to the sum of the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise.

ii. Certificates for the shares of Common Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within twenty (20) business days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant representing the rights formerly represented by this Warrant that have not expired or been exercised. The Company will, within such twenty (20) day period, deliver such new Warrant to the Holder at the address set forth in this Warrant.

iii. The shares of Common Stock issuable upon the exercise of this Warrant will be deemed to have been transferred to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock on the Exercise Date.

iv. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant will be made without charge to the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and related transfer of the shares; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate or instrument in a name other than that of the Holder of this Warrant, and that the Company shall not be required to issue or deliver any such certificate or instrument unless and until the person or persons requiring the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

v. Unless the underlying shares of Common Stock are registered, sales of the securities may only be made pursuant to Rule 144 under the Securities Act of 1933 (the “Act”) at such time as the Company as well as the Holder is able to effect sales of the Warrant (including the shares of Common Stock underlying the Warrant pursuant to Rule 144 or other applicable exemption).

The Holder shall have the right to exercise all or apportion of this Warrant as follows:

a. The completion of any required registration or other qualification of such shares under any federal or state law o under the rulings or regulations of the Securities and Exchange Commission or any other government regulatory body which is necessary;

b. The obtaining of any approval or other clearance from any federal or state government agency which is necessary;

c. The obtaining from the registered owner of the Warrant, as required in the sole judgment of the Company, a representation in writing that the owner is acquiring such Common Shares for the owner’s own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, if the Warrants and the related shares have not been registered under the Act; and

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d. The placing on the certificate, as required in the sole judgment of the Company, of an appropriate legend and the issuance of stop transfer instructions in connection with this Warrant and the underlying shares of Common Stock to the following effect:

“The securities represented by this certificate have not been registered under the securities act of 1933 or the laws of any state and have been issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired fro purposes of investment and may not be offered, sold, transferred, pledged, or hypothecated in the absence of registration. Furthermore, No offer, sale, transfer, pledge, hypothecation is to take place without the prior written approval of counsel or the issuer being affixed to this certificate. The transfer agent has been instructed to execute transfer of this certificate only in accordance with the above instructions.”

D. Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock on the exercise of this Warrant. The Company shall not be obligated to issue any fractional share interests or fractional Warrant interests upon the exercise of this Warrant, nor shall it be obligated to issue scrip or pay cash in lieu of fractional interests, provided, however, that if a holder exercises all the Warrants held of record by such holder, the Company shall at its option (i) eliminate the fractional interests by rounding any fraction up to the nearest whole number of shares or (ii) within 30 days after the Exercise Date, deliver to the Purchaser a check payable to the Purchaser, in lieu of such fractional share, in an amount equal to the value of such fractional share as determined by the closing price of the Company’s Common Stock as reported on the principal exchange on which the Company’s Common Stock is then traded, as of the close of business on the Exercise Date.

2. Effect of Reorganization, Reclassification, Consolidation, Merger or Sale

A. Recapitalization or Reclassification of Common Stock. In case the Company shall at any time prior to the Exercise of this Warrant, or the expiration of the Exercise Period, whichever first occurs, effect a recapitalization or reclassification of such character that its Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then, upon the effective date thereof, the number of shares of Common Stock that the Holder of this Warrant shall be entitled to purchase upon exercise hereof shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of shares of Common Stock by reason of such recapitalization or reclassification, and the Exercise Price of such recapitalized or reclassified Common Stock shall, in the case of an increase in the number of shares, be proportionately decreased and, in the case of a decrease in the number of shares, be proportionately increased.

B. Consolidation, Merger or Sale. In case the Company shall at any time prior to the exercise of this Warrant, or the expiration of the Exercise Period, whichever first occurs, consolidate or merge with any other corporation (unless the Company shall be the surviving entity) or transfer all or substantially all of its assets to any other corporation preparatory to a dissolution, then the Company shall, as a condition precedent to such transaction, cause effective provision to be made so that the Holder of this Warrant, upon the exercise thereof after the effective date of such transaction, shall be entitled to receive the kind and amount of shares, evidences of indebtedness, and/or other property receivable on such transaction by a holder of the number of shares of Common Stock as to which the Warrant was exercisable immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder hereof to the effect that the provisions of this Warrant shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness, or other securities or assets thereafter deliverable upon exercise of this Warrant.

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C. Notice of Adjustment. Whenever the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted as provided herein, the Company shall file with its corporate records a certificate of its Chief Financial Officer setting forth the computation and the adjusted number of shares of Common Stock purchasable hereunder resulting from such adjustments, and a copy of such certificate shall be mailed to the Holder. Any such certificate or letter shall be conclusive evidence as to the correctness of the adjustment or adjustments referred to therein and shall be available for inspection by the holders of the Warrants on any day during normal business hours.

3. Reservation of Common Stock. The Company will at all time reserve and keep available such number of shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant. Upon exercise of this Warrant pursuant to its terms, the Holder will acquire fully paid and non-assessable ownership rights of the Common Stock, free and clear of any liens, claims or encumbrances except as otherwise provided herein.

4. No Shareholder Rights or Obligations. This Warrant will not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. Until the shares of Common Stock issuable upon the exercise of this Warrant are recorded as issued on the books and records of the Company’s transfer agent, the Holder shall not be entitled to any voting rights or other rights as a shareholder; provided, however, the Company uses its best efforts to ensure that, upon receipt of the Exercise Agreement and payment of the Exercise Price, the appropriate documentation necessary to effectuate the exercise of the Warrant and the issuance of the Common Stock is accomplished as expeditiously as possible. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any obligation of such Holder for the Exercise Price or as a stockholder of the Company.

5. Transferability. Subject to the terms hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed Assignment in the form of Exhibit 2 hereto at the principal offices of the Company. This Warrant and the underlying shares of Common Stock may not be offered, sold or transferred except in compliance with the Act, and any applicable state securities laws, and then only against receipt of an agreement of the person to whom such offer or sale or transfer is made to comply with the provisions of this Warrant with respect to any resale or other disposition of such securities; provided that no such agreement shall be required from any person purchasing this Warrant or the underlying shares of Common Stock pursuant to a registration statement effective under the Act. The Holder of this Warrant agrees that, prior to the disposition of any security purchased on the exercise hereof other than pursuant to a registration statement then effective under the Act, or any similar statute then in effect, the Holder shall give written notice to the Company, expressing his intention as to such disposition. Upon receiving such notice, the Company shall present a copy thereof to its securities counsel. If, in the sole opinion of such counsel, which such opinion shall not be unreasonably withheld, the proposed disposition does not require registration of such security under the Act, or any similar statute then in effect, the Company shall, as promptly as practicable, notify the Holder of such opinion, whereupon the Holder shall be entitled to dispose of such security in accordance with the terms of the notice delivered by the Holder to the Company.

6. Piggyback Registration Rights. The Holder shall have the registration rights as set forth in Exhibit 3.

7. Miscellaneous

A. Notices. Any notices, requests or consents hereunder shall be deemed given, and any instruments delivered, two days after they have been mailed by first class mail, postage prepaid, or upon receipt if delivered personally or by facsimile transmission, as follows:

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If to the Company:	STAR MOUNTAIN RESOURCES, INC.
605 W. Knox Road, Suite 202
Tempe, Arizona 85284

If to the Holder

except that any of the foregoing may from time to time by written notice to the other designate another address which shall thereupon become its effective address for the purposes of this paragraph.

B. Entire Agreement. This Warrant, including the exhibits and documents referred to herein which are a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter and may be amended only by a written instrument executed by the parties hereto or their successors or assigns. Any paragraph headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

C. Governing Law. This Warrant is governed by, interpreted under and construed in all respects in accordance with the substantive laws of the State of Nevada, without regard to the conflicts of law provision thereof, and irrespective of the place of domicile or resident of the party. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Warrant, the parties hereby agree and consent to the jurisdiction and venue of the Courts of the State of Nevada, or the United States District Court for Nevada; and further agree and consent that personal service of process in any such action or preceding outside the State of Nevada shall be tantamount to service in person in Nevada.

IN WITNESS WHEREOF, this Warrant has been duly executed and the corporate seal affixed hereto, all as of the day and year first above written.

Holder:	Star Mountain Resources, Inc.

By
(sign name)
Name:

(print name)	Title:

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EXHIBIT 1

Exercise Agreement

To:	Dated:

The undersigned record Holder, pursuant to the provisions set forth in the within Warrant, hereby subscribed for and purchases ______________________________________ shares of Common Stock covered by such Warrant and hereby makes full cash payment of $______________________________________ for such shares at the Exercise Price provided by such Warrant.

(Signature)

(Print or type name)

(Address)

NOTICE: The signature of this Exercise Agreement must correspond with the name as written upon the face of the within Warrant, or upon the Assignment thereof, if applicable, in every particular, without alteration, enlargement or any change whatsoever.

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EXHIBIT 2

Assignment

FOR VALUE RECEIVED, ______________________________________, the undersigned Holder hereby sell, assigns, and transfer all of the rights of the undersigned under the within Warrant with respect to the number of shares of Common Stock issuable upon the exercise of such Warrant set forth below, unto the Assignee identified below, and does hereby irrevocable constitute and appoint ______________________________________ to effect such transfer of rights on the books of the Company, with full power of substitution:

Number of Shares
Name of Assignee	Address of Assignee	of Common Stock

Dated:

(Signature of Holder)

(Print or type name)

NOTICE: The signature of this Exercise Agreement must correspond with the name as written upon the face of the within Warrant, or upon the Assignment thereof, if applicable, in every particular, without alteration, enlargement or any change whatsoever.

Consent of Assignee

I HEREBY CONSENT to abide by the terms and conditions of the within Warrant.

Dated:

(Signature of Assignee)

(Print or type name)

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EXHIBIT 3

REGISTRATION RIGHTS

The shares of the STAR MOUNTAIN RESOURCES, INC., a Nevada corporation’s Common Stock purchased upon exercise of the Warrants will be deemed “Registrable Securities” subject to the provisions of this Exhibit 3. All capitalized terms used but not defined in this Exhibit 3 shall have the meanings ascribed to such terms in the Callable Warrant to Purchase Common Stock to which this Exhibit is attached.

1. Piggy-Back Registration.

1.1 Piggy-Back Rights. If at any time on or after the Issuance Date the Company proposes to file any Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”) (a “Registration Statement”) with respect to any offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for a dividend reinvestment plan or (iii) in connection with a merger or acquisition, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities appearing on the books and records of the Company as such a holder as soon as practicable but in no event less than ten (10) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an underwriter or underwriters shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Piggy-Back Registration.

1.2 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 1.5 below.

1.3 The Company shall notify the holders of Registrable Securities at any time when a prospectus relating to such holder’s Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of such holder, the Company shall also prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The holders of Registrable Securities shall not offer or sell any Registrable Securities covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

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1.4 The Company may request a holder of Registrable Securities to furnish the Company such information with respect to such holder and such holder’s proposed distribution of the Registrable Securities pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and such holders shall furnish the Company with such information.

1.5 All fees and expenses incident to the performance of or compliance with this Exhibit A by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which a holder of Registrable Securities intends to make sales of Registrable Securities with the FINRA, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) 1933 Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons or entities retained by the Company in connection with the consummation of the transactions contemplated by this Exhibit B. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any holder of Registrable Securities.

1.6 The Company and its successors and assigns shall indemnify and hold harmless the Buyer, each holder of Registrable Securities, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each individual or entity who controls the Buyer or any such holder of Registrable Securities (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Exhibit A, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding the Buyer or such holder of Registrable Securities furnished to the Company by such party for use therein. The Company shall notify the Buyer and each holder of Registrable Securities promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Exhibit A of which the Company is aware.

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1.7 If the indemnification under Section 1.6 is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then the Company shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Company and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Company or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 1.6 was available to such party in accordance with its terms. It is agreed that it would not be just and equitable if contribution pursuant to this Section 1.7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. Notwithstanding the provisions of this Section 1.7, any holder of Registrable Securities shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such party from the sale of all of their Registrable Securities pursuant to such Registration Statement or related prospectus exceeds the amount of any damages that such party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

[End of Exhibit 3]

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